Exhibit 99.1

NEWS RELEASE

RANGE MERGER WITH MEMORIAL RESOURCE DEVELOPMENT CORP. RECEIVES ALL REQUIRED STOCKHOLDER APPROVALS

FORT WORTH, TEXAS, September 15, 2016…RANGE RESOURCES CORPORATION “Range” (NYSE: RRC) today announced that its stockholders overwhelmingly approved the issuance of Range common stock necessary for Range to acquire Memorial Resource Development Corp. “MRD” (NASDAQ: MRD). At Range’s special meeting held earlier today, approximately 87.0% of the outstanding shares of Range common stock were voted and of those shares voted, approximately 99.3% voted in favor of the issuance of common stock to acquire MRD.

The stockholders of MRD also approved the merger with Range at Memorial’s special meeting held earlier today. Approximately 86.2% of the outstanding shares of Memorial common stock were voted and of those shares, approximately 98.0% approved the merger.

With the receipt of both sets of required stockholder approvals, the transaction is expected to close Friday, September 16, 2016.

As previously announced on May 16, 2016, Range and MRD entered into a definitive merger agreement under which Range would acquire all of the outstanding shares of common stock of MRD in an all-stock transaction.

RANGE RESOURCES CORPORATION (NYSE: RRC) is a leading U.S. independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachia Basin and Northern Louisiana. The Company pursues an organic growth strategy targeting high return, low-cost projects within its large inventory of low risk development drilling opportunities. The Company is headquartered in Fort Worth, Texas. More information about Range can be found at www.rangeresources.com.

All statements, except for statements of historical fact, made in this release regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as the expected timetable for completing the proposed transaction, drilling inventory and expected returns are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and Range’s future performance are subject to a wide range of business risks and uncertainties and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the volatility of oil and gas prices, the results of our hedging transactions, the costs and results of actual drilling and operations, the timing of production, mechanical and other inherent risks associated with oil and gas production, weather, the availability of drilling equipment, changes in interest rates, litigation, uncertainties about reserve estimates, environmental risks and regulatory changes; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the completion of the business combination; expected synergies and other benefits from the business combination and the ability of Range to realize such synergies and other benefits. Range undertakes no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in Range’s filings with the Securities and Exchange Commission (“SEC”), which are incorporated by reference. Investors are urged to consider closely the disclosure in our most recent Annual Report on Form 10-K, available from our website at www.rangeresources.com or by written request to 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102. You can also obtain this Form 10-K on the SEC’s website at www.sec.gov or by calling the SEC at 1-800-SEC-0330.

2016-17

SOURCE: Range Resources Corporation

Investor Contacts:

Laith Sando, Vice President – Investor Relations

817-869-4267

lsando@rangeresources.com

David Amend, Investor Relations Manager

817-869-4266

damend@rangeresources.com

Michael Freeman, Senior Financial Analyst

817-869-4264

mfreeman@rangeresources.com

Josh Stevens, Financial Analyst

817-869-1564

jrstevens@rangeresources.com

or

Media Contact:

Matt Pitzarella, Director of Corporate Communications

724-873-3224

mpitzarella@rangeresources.com

www.rangeresources.com

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